Exhibit 10.2

EVO Transportation & Energy Services, Inc.

SUBSCRIPTION DOCUMENTS AND INSTRUCTIONS

INSTRUCTIONS

The following documents must be completed in accordance with the instructions set forth below and must be executed in order to determine whether you are an accredited investor and, if accredited, in order to subscribe for the purchase of the shares of common stock (the “Shares”) of EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”).

PLEASE PRINT THE ANSWERS TO ALL QUESTIONS.

1.       Enclosed are the Following Documents:

(a)       Subscription Agreement. Be sure to carefully and fully read the Subscription Agreement, and execute the signature page which is applicable to you. On the appropriate signature page of the Subscription Agreement, the Subscriber must sign, print his, her or its name, address and social security or tax identification number where indicated, and indicate the dollar amount of Shares subscribed for, the date of execution and the manner in which title to the Shares will be held.

(b)       Investor Questionnaire. Be sure to carefully and fully read the Investor Questionnaire, which can be found as Appendix A attached to the Subscription Agreement. On the signature page of the Investor Questionnaire, the Subscriber must sign and print his, her or its name where indicated.

A PROSPECTIVE SUBSCRIBER MUST BE SURE TO CAREFULLY AND FULLY READ THE ACCOMPANYING CONFIDENTIAL TERM SHEET, INCLUDING THE COMPANY’S SEC FILINGS REFERENCED THEREIN, PRIOR TO RETURNING THE SIGNED SUBSCRIPTION DOCUMENTS. THIS SUBSCRIPTION PACKAGE IS NOT TO BE REPRODUCED OR DISTRIBUTED TO OTHERS AT ANY TIME, AND ALL RECIPIENTS AGREE THEY WILL KEEP CONFIDENTIAL ALL INFORMATION CONTAINED HEREIN AND WILL USE THIS AGREEMENT ONLY FOR THE PURPOSE OF EVALUATING A POTENTIAL INVESTMENT IN THE SHARES.

2.       Payment. Payment of the purchase price will be made pursuant to Section 1 of the Subscription Agreement.

3.       Return of Documents. Copies of the signed Subscription Agreement, Investor Questionnaire and other subscription-related documents should be delivered to the Company at:

EVO Transportation & Energy Services, Inc.

8285 West Lake Pleasant Parkway

Peoria, AZ 85382

NAME OF SUBSCRIBER:________________	SUBSCRIPTION AMOUNT: $_______________

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SUBSCRIPTION AGREEMENT

BY

CONVERSION OF PROMISSORY NOTE

This Subscription Agreement (this “Agreement”) is being delivered to you in connection with your investment in shares of common stock of EVO Transportation & Energy Services, Inc. (the “Company”). The Offering is being conducted on a “best efforts”, no minimum basis. No funds received in the Offering will be escrowed.

1.       Subscription and Purchase Price

(a)       Subscription. Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase _________________ Shares (as adjusted for any stock split or combination), for a subscription amount of $_________________ (the “Subscription Amount”). The Subscription Amount shall be paid to the Company by cancellation and conversion of that certain Junior Bridge Note issued by the Company or by the Company’s wholly owned subsidiary, Titan CNG LLC (“Titan”), to Subscriber in 2016 (the “Converted Note”).

(b)       Purchase of Shares.

Subscriber hereby acknowledges and agrees as follows:

(i)	On the Effective Date (as defined below), all principal and accrued interest (the “Balance”) on the Converted Note will convert into the number of Shares set forth in Section 1(a) above.
(ii)	For purposes of this Agreement, the “Effective Date” means the day on which the Company accepts this Agreement.
(iii)	The Balance owed by the Company or Titan to Subscriber will be deemed paid in full and all of the Company’s or Titan’s obligations under the Converted Note will be deemed satisfied.
(iv)	The Converted Note and all documentation entered into in connection therewith will be terminated and of no further force and effect, and
(v)	Subscriber will return the original Converted Note (or a lost promissory note indemnity in a form satisfactory to the Company) to the Company for cancellation together with this Subscription Agreement.

The undersigned understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, he, she or it is entering into a binding agreement.

2.       Acceptance, Offering Term and Closing Procedures

The obligation of the undersigned to purchase the Shares shall be irrevocable, and the undersigned shall be legally bound to purchase the Shares subject to the terms set forth in this Agreement. The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Shares in whole or part in any order at any time prior to the Company’s acceptance of such subscription. If, in the event of rejection of this subscription by the Company in accordance with this Section 2, or if the sale of the Shares is not consummated for any reason, this Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect, and the Company shall promptly return the purchase price without interest thereon or deduction therefrom.

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3.       Investor’s Representations, Warranties and Agreements

The undersigned hereby acknowledges, agrees with and represents and warrants to the Company and its affiliates, as follows:

(a)       The undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(b)       The undersigned acknowledges his, her or its understanding that the Offering and sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the undersigned represents and warrants to the Company and its affiliates as follows:

(i)       The undersigned is acquiring the Shares solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the Shares;

(ii)       The undersigned has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for their current needs and contingencies, and has no need for liquidity with respect to the investment in the Company;

(iii       The undersigned and the undersigned’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received the Term Sheet dated July 7, 2017, together with all appendices thereto and documents referenced therein (as such documents may be amended or supplemented) (the “Term Sheet”), relating to the conversion of Junior Bridge Notes into Shares (the “Offering”), and all other documents requested by the undersigned or Advisors, if any, have carefully reviewed them and understand the information contained therein, prior to the execution of this Agreement; and

(v)       The undersigned (together with his, her or its Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares. If other than an individual, the undersigned also represents it has not been organized solely for the purpose of acquiring the Shares.

(c)       The information in the Investor Questionnaire (attached as Appendix A) completed and executed by the undersigned (the “Investor Questionnaire”) is true and accurate in all respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(d)       The undersigned has been furnished with a copy of the Term Sheet.

(e)       The undersigned has relied on the advice of, or has consulted with, only his, her or its Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Shares as such are described in the Term Sheet, and each Advisor, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate thereof.

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(f)       The undersigned represents, warrants and agrees that he, she or it will not sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of his, her or its purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the Shares are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as described in Section 6 of this Agreement, the Company is under no obligation to register the Shares on his, her or its behalf or to assist them in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the Shares are further restricted by state securities laws.

(g)       No representations or warranties have been made to the undersigned by the Company, other than any representations of the Company contained herein and in the Term Sheet, and in subscribing for the Shares the undersigned is not relying upon any representations other than those contained herein or in the Term Sheet.

(h)       The undersigned understands and acknowledges that his, her or its purchase of the Shares is a speculative investment that involves a high degree of risk and the potential loss of their entire investment and has carefully read and considered the matters set forth in the Term Sheet and in the Company’s reports filed with the U.S. Securities and Exchange Commission (“SEC”), including in particular the matters under the caption “Risk Factors” contained in the Company’s Current Report on Form 8-K filed with the SEC on November 29, 2016.

(i)       The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

(j)       The undersigned understands and agrees that the Shares may bear substantially the following legend until (i) such Shares shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company such Shares may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(k)       Neither the SEC nor any state securities commission has approved the Shares or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Term Sheet. Neither the Term Sheet nor this Offering has been reviewed by any Federal, state or other regulatory authority.

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(l)       The undersigned and his, her or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering of the Shares and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the undersigned and his, her or its Advisors, if any.

(m)       The undersigned is unaware of, is in no way relying on, and did not become aware of the Offering of the Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the Offering and sale of the Shares and is not subscribing for Shares and did not become aware of the Offering of the Shares through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally.

(n)       The undersigned has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company or as otherwise described in the Term Sheet).

(o)       The undersigned is not relying on the Company with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the undersigned has relied on the advice of, or has consulted with, only his, her or its own Advisors.

(p)       The undersigned acknowledges that any estimates or forward-looking statements or projections included in the Company’s filings with the SEC were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(q)       No oral or written representations have been made, or oral or written information furnished, to the undersigned or his, her or its Advisors, if any, in connection with the Offering of the Shares which are in any way inconsistent with the information contained in the Term Sheet.

(r)       (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of an understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(s)       The undersigned agrees, acknowledges and understands that during the period commencing on the date hereof through the Company’s public announcement of the Offering, the undersigned will not directly or indirectly, through related parties, affiliates or otherwise, purchase, sell “short” or “short against the box” (as those terms are generally understood) any equity security of the Company.

(t)       The foregoing representations, warranties and agreements shall survive the completion of the Offering.

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4.       Conditions to Acceptance of Subscription

The Company’s right to accept the subscription of the undersigned is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription (any or all of which may be waived by the undersigned in his, her or its sole discretion):

(a) No legal action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b) The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement.

5.       Notices to Subscribers

(a)       THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(b)       THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

6.	Miscellaneous Provisions

(a)       Piggy-Back Registration. If at any time on or after August 1, 2017, the Company shall propose to file any registration statement (other than any registration on Form S-4, S-8 or any other similarly inappropriate form, or any successor forms thereto) under the Securities Act covering a public offering of the Company’s Common Stock, it will notify the Subscriber hereof at least ten (10) days prior to each such filing and will use its best efforts to include in such Registration Statement (to the extent permitted by applicable regulation), the Shares purchased by the Subscriber to the extent requested by the Holder hereof within five (5) days after receipt of notice of such filing (which request shall specify the interest the Shares intended to be sold or disposed of by the Subscriber and describe the nature of any proposed sale or other disposition thereof); provided, however, that if a greater number of shares of Common Stock is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter (if any) of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Shares proposed to be offered by the Subscriber for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter. The Company shall bear all expenses and fees incurred in connection with the preparation, filing, and amendment of the Registration Statement with the SEC, except that the Subscriber shall pay all fees, disbursements and expenses of any counsel or expert retained by the Subscriber and all underwriting discounts and commissions, filing fees and any transfer or other taxes relating to the Shares included in the Registration Statement. The Subscriber agrees to cooperate with the Company in the preparation and filing of any Registration Statement, and in the furnishing of information concerning the Subscriber for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Securities Act as to any proposed distribution.

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(b)        Modification. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(c)       Survival. The undersigned’s representations and warranties made in this Subscription Agreement shall survive the execution and delivery of this Agreement and the delivery of the Shares.

(d)       Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(e)       Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(f)       Assignability. This Agreement is not transferable or assignable by the undersigned.

(g)       Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without giving effect to conflicts of law principles. Each party to this Agreement, by its execution hereof, hereby irrevocably submits to the exclusive jurisdiction and venue of the state courts of the State of Minnesota or the United States District Court located in the State of Minnesota, in each case located in Hennepin County, Minnesota, for the purpose of any action between the parties arising in whole or in part under or in connection with this Agreement.

(h)       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of page left intentionally blank]

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ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ____ day of ____________ 2017.

$_____________________
Subscription Amount

Manner in which Title is to be held (Please Check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or Profit Sharing Plan Date Opened:______________
2.	☐	Joint Tenants with Right of Survivorship	8.	☐	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	☐	Community Property	9.	☐	Married with Separate Property
4.	☐	Tenants in Common	10.	☐	Keogh
5.	☐	Corporation/Partnership/ Limited Liability Company	11.	☐	Tenants by the Entirety
6.	☐	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THE NEXT PAGE.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE THE PAGE THEREAFTER.

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EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held
_________________________________ Name (Please Print)	_________________________________ Name of Additional Purchaser
_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser
_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code
_________________________________ Social Security Number	_________________________________ Social Security Number
_________________________________ Telephone Number	_________________________________ Telephone Number
_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)
_________________________________ E-Mail	________________________________ E-Mail (if available)
__________________________________ (Signature)	________________________________ (Signature of Additional Purchaser)
ACCEPTED this ______ day of _______________ 2017, on behalf of the Company.
By: _________________________________ Chief Executive Officer

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EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(e.g., corporation, partnership, LLC, trust, etc.)

_____________________________________________________________________________ Name of Entity (Please Print)
Date of Incorporation or Organization:________________________________________
State of Principal Office: __________________________________________________

Federal Taxpayer Identification Number:______________________________________

____________________________________________

Office Address

____________________________________________

City, State and Zip Code

____________________________________________

Telephone Number

____________________________________________

Fax Number (if available)

____________________________________________

E-Mail (if available)

By: _________________________________ Name: Title:
_________________________________ _________________________________ Address

ACCEPTED this _______ day of _______________ 2017, on behalf of the Company.
By: _________________________________
Chief Executive Officer

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Appendix A

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐	I am a (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase the Shares, is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors.
☐	I am a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.
☐	I am an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Shares and with total assets in excess of $5,000,000.
☐	I am a director or executive officer of the Company.
☐	I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1,000,000 at the time of my subscription for and purchase of the Shares. For purposes of this Subscription Agreement, “net worth” means the excess of total assets at fair market value, including real and personal property, but excluding the value of your primary residence, over total liabilities. Total liabilities excludes any mortgage on the primary residence in an amount of up to the home’s estimated fair market value, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Shares for the purpose of investing in the Shares.
☐	I am a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

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Appendix A

☐	I am a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose subscription for and purchase of the Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.
☐	I am an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs. Note: For Subscribers attempting to qualify under this item, each equity owner must complete, sign and return to the Company a separate copy of this Questionnaire).
☐	I do NOT meet any of the foregoing categories.

 The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Shares of the Company.

Name of Purchaser [please print]	Name of Co-Purchaser [please print]

Signature of Purchaser (Entities please provide signature of Purchaser’s duly authorized signatory.)	Signature of Co-Purchaser

Name of Signatory (Entities only)	Date

Title of Signatory (Entities only)

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